UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported)    April 17, 2013

Hampton Roads Bankshares, Inc.
(Exact name of registrant as specified in its charter)

Virginia	001-32968	54-2053718
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

641 Lynnhaven Parkway, Virginia Beach, VA 23452
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (757) 217-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

Hampton Roads Bankshares, Inc. (the “Company”), the holding company for The Bank of Hampton Roads (“BOHR”) and Shore Bank, issued a press release today regarding financial results for the first quarter of 2013, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

As noted in Item 2.02, the Company issued a press release regarding its financial results, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in Item 2.02 above and this Item 7.01, including that which is incorporated by reference, is being furnished to the Securities and Exchange Commission (the “SEC”).  Such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.  The information shall not be deemed incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

The Federal Reserve Bank of Richmond recently modified its interpretation of our Written Agreement and now takes the position that it prohibits BOHR from accepting new brokered deposits.  Based on prior guidance, BOHR accepted new brokered deposits after it became well capitalized.  This prohibition does not apply to Shore Bank, does not prevent BOHR from rolling over or renewing brokered deposits and will no longer apply to BOHR once the Written Agreement is terminated.  Less than $8.0 million of BOHR’s brokered deposits will mature this year and we believe BOHR can replace these funds through a combination of our existing cash reserves, rolling over or renewing the deposits, a loan from Shore Bank, or other sources.  We do not believe the new interpretation or our earlier actions will have any material adverse effect on the Company or our liquidity, expenses, or financial condition.

Item 9.01.	Financial Statements and Exhibits.

Ex. 99.1	Press Release, dated April 17, 2013, announcing Hampton Roads Bankshares, Inc.’s first quarter financial results.

Caution About Forward-Looking Statements.

Certain statements made herein and in the attached earnings press release may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements are statements that include projections, predictions, expectations, or beliefs about events or results or otherwise are not statements of historical facts, including statements about future trends and strategies.  Although the Company believes that its expectations with respect to such forward-looking statements are based upon reasonable assumptions within the bounds of its existing knowledge of its business and operations, there can be no assurance that actual results, performance or achievements of the Company will not differ materially from those expressed or implied by such forward-looking statements.  Factors that could cause actual events or results to differ significantly from those described in the forward-looking statements include, but are not limited to those described in the cautionary language included under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012 and other filings made with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hampton Roads Bankshares, Inc.

Date: April 17, 2013	By:	/s/ Douglas J. Glenn
Douglas J. Glenn
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

Ex. 99.1	Press Release, dated April 17, 2013, announcing Hampton Roads Bankshares, Inc.’s first quarter financial results.